[LOGO]USAA(R)

                                 USAA SMALL CAP
                                              STOCK Fund

                                                                       [GRAPHIC]

                           A n n u a l  R e p o r t

--------------------------------------------------------------------------------
  July 31, 2002

M E S S A G E
=============-------------------------------------------------------------------
              from the PRESIDENT

                                    [GRAPHIC]
                          ... IT IS MORE IMPORTANT THAN
                      EVER TO BE PROPERLY DIVERSIFIED IN A
[PHOTO]               COMBINATION OF EQUITIES, FIXED-INCOME
                            INVESTMENTS AND CASH...
                                    [GRAPHIC]

--------------------------------------------------------------------------------

                 The last year has seen one of the most challenging, volatile markets in many decades. The bond markets have offered little respite to those seeking sanctuary from the turbulent equity markets. In fact, investor confidence in the corporate fixed-income market has been diminished, just as it has been in the equity markets, because the bond market has also felt the full impact of major bankruptcies, corporate mismanagement, and accounting fraud.

                 Given this challenging climate, USAA is more conscious than ever of the need to take all steps necessary to manage our funds with the best interests of our shareholders in mind. As you may know, we've made changes to our equity funds management with the goal of providing competitive performance with attractive expense ratios. We've also taken steps in our fixed-income funds; for example, we are reducing the credit risk in all taxable fixed-income portfolios. We will maintain this strategy until we see signs of a sustained economic recovery and a return to rational pricing in the bond market. We are confident these steps will help investors when evaluating their goals in the current environment and in the future.

                 In spite of recent market fluctuations, we believe there are some good values in government and municipal bonds. They continue to perform well as investors seek the comfort and relative safety

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 of these sectors. The key is that investors must maintain a long-term investment outlook and be willing to withstand additional volatility in the near-term.

                 Clearly, it is more important than ever to be properly diversified in a combination of equities, fixed-income investments and cash to help offset weak areas with stronger ones. As we have been for the last 30 years, we are here to offer you guidance to help you with your financial goals. We are happy that you have chosen USAA to be your trusted investment adviser and we remain committed to improving the performance in all of our mutual funds. Thank you for investing WITH us and IN us.

                 Sincerely,

                 /s/ Christopher W. Claus

                 Christopher W. Claus
                 President and Vice Chairman of the Board

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 FOR MORE COMPLETE INFORMATION ABOUT USAA MUTUAL FUNDS, INCLUDING CHARGES AND OPERATING EXPENSES, CALL FOR A PROSPECTUS FROM USAA INVESTMENT MANAGEMENT COMPANY (USAA). READ IT CAREFULLY BEFORE YOU INVEST.

Table of CONTENTS
--------------------------------------------------------------------------------

INVESTMENT OVERVIEW & MANAGERS' COMMENTARY                            1

FINANCIAL INFORMATION

  Independent Auditors' Report                                        7

  Portfolio of Investments                                            8

  Notes to Portfolio of Investments                                  13

  Financial Statements                                               14

  Notes to Financial Statements                                      17

DIRECTORS' INFORMATION                                               28

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

USAA with the eagle is registered in the U.S. Patent & Trademark Office.
(C)2002, USAA. All rights reserved.

I N V E S T M E N T
===================-------------------------------------------------------------
                    OVERVIEW

USAA SMALL CAP STOCK FUND

OBJECTIVE
--------------------------------------------------------------------------------

                 Long-term growth of capital.

TYPES OF INVESTMENTS
--------------------------------------------------------------------------------

                 Normally at least 80% of the Fund's assets will be invested in equity securities of companies with small market capitalizations.

-------------------------------------------------------------------------------
                                               7/31/02             7/31/01
-------------------------------------------------------------------------------
Net Assets                                 $102.9 Million       $89.1 Million
Net Asset Value Per Share                      $9.61               $10.34

--------------------------------------------------------------------------------
                    AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/02
--------------------------------------------------------------------------------
1 YEAR                                         SINCE INCEPTION ON 8/2/99
-7.06%                                                  -1.32%

                 TOTAL RETURN EQUALS INCOME YIELD PLUS SHARE PRICE CHANGE AND ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS. THE PERFORMANCE DATA QUOTED REPRESENT PAST PERFORMANCE AND ARE NOT AN INDICATION OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, AND AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

2

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        OVERVIEW

                                   [CHART]
                        CUMULATIVE PERFORMANCE COMPARISON
--------------------------------------------------------------------------------

       USAA SMALL CAP   S&P SMALLCAP   LIPPER SMALL-CAP   LIPPER SMALL-CAP   RUSSELL 2000
         STOCK FUND      600 INDEX      CORE FUNDS AVG    CORE FUNDS INDEX      INDEX
8/2/99    10000.00       10000.00          10000.00           10000.00         10000.00
Aug-99     9900.00        9560.00           9652.84            9633.31          9629.91
Sep-99     9890.00        9600.47           9620.48            9625.84          9632.01
Oct-99    10080.00        9576.33           9631.13            9709.63          9671.03
Nov-99    11560.00        9976.71          10230.75           10335.55         10248.48
Dec-99    13220.00       10796.83          11196.35           11450.45         11408.60
Jan-00    13460.00       10462.26          10967.82           11230.39         11225.40
Feb-00    16650.00       11863.32          12386.04           12813.84         13079.11
Mar-00    14010.00       11424.68          12314.88           12631.62         12216.80
Apr-00    12430.00       11228.84          11797.49           11929.22         11481.65
May-00    11870.00       10895.99          11328.69           11422.09         10812.48
Jun-00    13760.00       11540.32          12185.16           12429.60         11755.01
Jul-00    13170.00       11257.02          11892.28           12043.21         11376.82
Aug-00    14580.00       12254.87          12914.02           13116.13         12244.88
Sep-00    14030.00       11921.21          12576.28           12779.06         11885.00
Oct-00    12750.00       11995.81          12230.95           12394.65         11354.45
Nov-00    10540.00       10746.87          11140.78           11160.35         10188.90
Dec-00    11380.00       12070.73          12206.04           12244.33         11063.95
Jan-01    11640.00       12588.15          12802.39           12680.17         11639.98
Feb-01    10400.00       11819.96          12093.10           11874.71         10876.23
Mar-01     9300.00       11277.92          11530.37           11313.31         10344.21
Apr-01    10240.00       12137.56          12461.74           12214.65         11153.43
May-01    10380.00       12369.75          12912.84           12659.79         11427.58
Jun-01    10500.00       12823.10          13242.95           13051.24         11822.17
Jul-01    10340.00       12608.72          12947.36           12748.89         11182.24
Aug-01     9970.00       12321.25          12599.28           12392.12         10821.07
Sep-01     8810.00       10655.61          11072.93           10768.42          9364.42
Oct-01     9190.00       11223.83          11656.97           11408.15          9912.43
Nov-01     9740.00       12044.86          12419.26           12255.94         10679.82
Dec-01    10340.00       12859.94          13233.51           13116.77         11339.01
Jan-02    10410.00       12972.09          13159.54           12961.37         11221.07
Feb-02    10230.00       12749.02          12928.59           12615.30         10913.54
Mar-02    11000.00       13756.06          13911.10           13584.61         11790.68
Apr-02    11250.00       14144.79          14072.64           13651.36         11898.14
May-02    10800.00       13559.32          13629.49           13142.54         11370.08
Jun-02    10240.00       12857.96          12954.66           12406.40         10805.92
Jul-02     9610.00       11042.02          11231.11           10720.11          9173.90



                      DATA SINCE INCEPTION ON 8/2/99 THROUGH 7/31/02.

                 The Russell 2000 Index is replacing the S&P SmallCap 600 Index as the Fund's comparable broad-based securities index for two reasons: (1) we believe that the Russell 2000 Index is more widely used in the industry and (2) to align the index of the Fund with other funds in the USAA family of funds which use a Russell Index.

                 See the following page for benchmark definitions.

                 NO ADJUSTMENT HAS BEEN MADE FOR TAXES PAYABLE BY SHAREHOLDERS ON THEIR REINVESTED INCOME DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund to the following benchmarks:

                 o The S&P SmallCap 600 Index, an unmanaged market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

                 o The Lipper Small-Cap Core Funds Average, the average performance level of all small-cap core funds, reported by Lipper Inc., an independent organization that monitors the performance of mutual funds.

                 o The Lipper Small-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

                 o The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

4

M A N A G E R S '
=================---------------------------------------------------------------
                  COMMENTARY on the Fund

                 For the year ended July 31, 2002, the USAA Small Cap Stock Fund had a total return of -7.06%, compared to -15.91% for the Lipper Small-Cap Core Funds Index.

                 While we are never happy with negative returns, it's important to note that the Fund did very well relative to other small-cap funds and the overall U.S. stock market. Coming in to the reporting period, the Fund was restructured to be aligned more closely with the S&P SmallCap 600 Index, effectively reducing overweight positions in technology and health care. This proved beneficial to overall performance throughout the reporting year, because technology in particular performed poorly.

                 On June 28, Eagle Asset Management, Inc. became subadviser to the Fund and Todd McCallister took over day-to-day portfolio management duties. As a result of the changeover, the Fund had a very large portion of its assets in cash waiting to be reinvested in stocks preferred by the new manager. Hesitant to invest in a market falling so dramatically, Eagle was patient for the right opportunity to invest and, therefore, held on to much of its cash position in July. For the month of July, the Fund returned -6.15%, compared to -13.59% for the Lipper Small-Cap Core Funds Index.

                 Unlike many small-cap fund managers who invest based on expectations about revenue and earnings growth, Eagle prefers to invest in companies as if it is buying the business. Therefore, the focus is on sustainable competitive advantages and companies' ability to produce free cash flow.

                 We are about three years into a cycle of small-cap outperformance of large-cap stocks, and history shows that these cycles typically last about three to five years. The yawning valuation gap between small-and large-cap stocks has closed for the most part, and the relative advantage of owning small caps as a group has shrunk.

                 PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

                 REFER TO PAGE 3 FOR THE DEFINITION OF THE S&P SMALLCAP 600 INDEX AND LIPPER SMALL-CAP CORE FUNDS INDEX.

.. . . C O N T I N U E D
=======================---------------------------------------------------------

                 However, in light of the selloff in stocks over the past few months, Eagle believes that it is finding pockets of exceptional value in today's small-cap market. Specifically, the market selloff has left a broad group of conservative, relatively stable companies that produce significant free cash-flow trading at very low prices. The good news is that many of these companies are extremely transparent in a market that is wary of complex accounting.

                 While Eagle continues to believe that economic conditions could remain challenging for some time, it is using broad market weakness to purchase stocks it believes are being unfairly punished across market sectors.

                 After a very difficult year in the U.S. equity markets, all of us at USAA Investment Management Company thank you for your continued confidence in us.

6

P O R T F O L I O
=================---------------------------------------------------------------
                  HIGHLIGHTS

--------------------------------------------
            TOP 10 EQUITY HOLDINGS
              (% of Net Assets)
--------------------------------------------
Amphenol Corp. "A"                      2.2%

Brown & Brown, Inc.                     2.2%

Commonwealth Telephone Enterprises      2.2%

D&B Corp.                               2.2%

Saga Communications, Inc. "A"           2.2%

Varian Medical Systems, Inc.            2.2%

Ball Corp.                              2.1%

Renaissance Holdings Ltd.               2.1%

Medicis Pharmaceutical Corp. "A"        2.0%

American Medical Systems Holdings, Inc. 1.9%
--------------------------------------------

--------------------------------------------
             TOP 10 INDUSTRIES *
             (% of Net Assets)
--------------------------------------------
Diversified Commercial Services        9.2%

Health Care Equipment                  8.0%

Electronic Equipment & Instruments     7.4%

Packaged Foods & Meat                  4.5%

Publishing                             4.5%

Data Processing Services               4.4%

Application Software                   4.3%

Casinos & Gaming                       4.1%

Property & Casualty Insurance          4.1%

Industrial Machinery                   3.4%
--------------------------------------------

* Excluding money market instruments.

YOU WILL FIND A COMPLETE LIST OF SECURITIES THAT THE FUND OWNS ON PAGES 8-12.

I N D E P E N D E N T
=====================-----------------------------------------------------------
                      AUDITORS' Report

THE SHAREHOLDERS AND BOARD OF DIRECTORS

                 USAA SMALL CAP STOCK FUND

                 We have audited the accompanying statement of assets and liabilities of USAA Small Cap Stock Fund (a portfolio of USAA Mutual Fund, Inc.), including the schedule of investments, as of July 31, 2002, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the year ended July 31, 2001, and the financial highlights for each of the periods presented through July 31, 2001, were audited by other auditors whose report dated September 7, 2001, expressed an unqualified opinion on the statement and financial highlights.

                 We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.
                 An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                 In our opinion, the 2002 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of USAA Small Cap Stock Fund at July 31, 2002, the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                                                       /s/ Ernst & Young LLP

                 San Antonio, Texas
                 September 6, 2002

8

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS

USAA SMALL CAP STOCK FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------
            COMMON STOCKS AND WARRANTS (96.5%)

            ADVERTISING (1.5%)
   54,100   Catalina Marketing Corp.*                              $   1,555
                                                                   ---------

            AEROSPACE & DEFENSE (1.0%)
   17,500   Alliant Techsystems, Inc.*                                 1,074
                                                                   ---------

            APPLICATION SOFTWARE (4.3%)
   87,500   Ansys, Inc.*                                               1,823
   86,500   JDA Software Group, Inc.*                                  1,211
   44,600   Kronos, Inc.*                                              1,425
                                                                   ---------
                                                                       4,459
                                                                   ---------

            BIOTECHNOLOGY (2.4%)
   93,700   Embrex, Inc.*                                              1,182
   82,500   Serologicals Corp.*                                        1,335
                                                                   ---------
                                                                       2,517
                                                                   ---------

            BROADCASTING & CABLE TV (2.2%)
  110,000   Saga Communications, Inc. "A"*                             2,222
                                                                   ---------

            BUILDING PRODUCTS (0.9%)
  153,400   Fischer Imaging Corp.*                                       933
                                                                   ---------

            CASINOS & GAMING (4.1%)
  108,000   Alliance Gaming Corp.*                                     1,404
   58,000   Argosy Gaming Co.*                                         1,430
  176,705   Scientific Games Corp. "A"*                                1,334
                                                                   ---------
                                                                       4,168
                                                                   ---------

            COMMODITY CHEMICALS (1.6%)
   40,000   Valspar Corp.                                              1,626
                                                                   ---------

            CONSUMER FINANCE (1.9%)
   51,000   Doral Financial Corp.                                      1,955
                                                                   ---------

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------
            DATA PROCESSING SERVICES (4.4%)
   52,000   Global Payments, Inc.*                                 $   1,352
   74,000   National Processing, Inc.*                                 1,506
   75,900   NDCHealth Corp.                                            1,639
                                                                   ---------
                                                                       4,497
                                                                   ---------

            DIVERSIFIED COMMERCIAL SERVICES (9.2%)
   56,000   Arbitron, Inc.*                                            1,868
   27,500   Corporate Executive Board Co.*                               831
   68,500   D&B Corp.*                                                 2,216
   32,000   Education Management Corp.*                                1,277
   56,500   Iron Mountain Inc.*                                        1,681
   85,000   Watson Wyatt & Co. Holdings*                               1,623
                                                                   ---------
                                                                       9,496
                                                                   ---------

            ELECTRICAL COMPONENTS & EQUIPMENT (1.8%)
   63,300   A.O. Smith Corp.                                           1,820
                                                                   ---------

            ELECTRONIC EQUIPMENT & INSTRUMENTS (7.4%)
   61,000   Amphenol Corp. "A"*                                        2,297
   83,500   Cognex Corp.*                                              1,283
   61,500   Orbotech Ltd.*                                             1,253
   35,000   Tech Data Corp.*                                           1,174
   84,000   Tektronix, Inc.*                                           1,566
                                                                   ---------
                                                                       7,573
                                                                   ---------

            GENERAL MERCHANDISE STORES (1.0%)
   29,650   BJ's Wholesale Club, Inc.*                                 1,042
                                                                   ---------

            HEALTH CARE EQUIPMENT (8.0%)
  104,500   American Medical Systems Holdings, Inc.*                   1,980
   86,500   Apogent Technologies, Inc.*                                1,678
   51,500   Kensey Nash Corp.*                                           736
   52,000   Orthofix International N.V.*                               1,605
   53,300   Varian Medical Systems, Inc.*                              2,228
                                                                   ---------
                                                                       8,227
                                                                   ---------

10

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------
            HEALTH CARE FACILITIES (1.5%)
   79,750   Province Healthcare Co.*                               $   1,531
                                                                   ---------

            HEALTH CARE SUPPLIES (1.1%)
   47,500   Edwards Lifesciences Corp.*                                1,156
                                                                   ---------

            HOTELS, RESORTS,& CRUISE LINES (1.0%)
   44,000   Kerzner International Ltd.*                                1,013
                                                                   ---------

            INDUSTRIAL MACHINERY (3.4%)
   95,000   Circor International, Inc.                                 1,601
   74,500   Graco, Inc.                                                1,862
                                                                   ---------
                                                                       3,463
                                                                   ---------

            INFORMATION TECHNOLOGY CONSULTING & SERVICES (1.6%)
   54,500   ProQuest Co.*                                              1,608
                                                                   ---------

            INSURANCE BROKERS (2.2%)
   80,000   Brown & Brown, Inc.                                        2,302
                                                                   ---------

            INTEGRATED TELECOMMUNICATION SERVICES (2.2%)
   58,500   Commonwealth Telephone Enterprises*                        2,263
                                                                   ---------

            INTERNET RETAIL (1.4%)
   87,200   Ticketmaster Online-CitySearch, Inc. "B"*                  1,409
                                                                   ---------

            LIFE & HEALTH INSURANCE (1.8%)
   34,000   StanCorp Financial Group, Inc.                             1,896
                                                                   ---------

            MANAGED HEALTH CARE (1.8%)
   74,000   First Health Group Corp.*                                  1,860
                                                                   ---------

            METAL & GLASS CONTAINERS (2.1%)
   50,500   Ball Corp.                                                 2,172
                                                                   ---------

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------
            MOVIES & ENTERTAINMENT (1.6%)
  131,000   Lodgenet Entertainment Corp.*                          $   1,605
                                                                   ---------

            PACKAGED FOODS & MEAT (4.5%)
   38,250   American Italian Pasta Co. "A"*                            1,581
   40,500   J. M. Smucker Co.                                          1,357
   94,000   Smithfield Foods, Inc.*                                    1,729
                                                                   ---------
                                                                       4,667
                                                                   ---------

            PHARMACEUTICALS (2.0%)
   50,300   Medicis Pharmaceutical Corp. "A"*                          2,109
                                                                   ---------

            PROPERTY & CASUALTY INSURANCE (4.1%)
   86,800   CNA Surety Corp.                                           1,228
   22,500   Mercury General Corp.                                      1,069
   37,000   RLI Corp.                                                  1,944
                                                                   ---------
                                                                       4,241
                                                                   ---------

            PUBLISHING (4.5%)
   85,500   Information Holdings, Inc.*                                1,573
  110,000   Interactive Data Corp.*                                    1,440
   74,000   John Wiley & Sons, Inc. "A"*                               1,630
                                                                   ---------
                                                                       4,643
                                                                   ---------

            REINSURANCE (2.1%)
   54,155   Renaissance Holdings Ltd.                                  2,112
                                                                   ---------

            RESTAURANTS (0.0%)
    1,000   Creative Host Services, Inc., Warrants(a)                     --
                                                                   ---------

            SEMICONDUCTORS (0.8%)
  108,000   Mykrolis Corp.*                                              843
                                                                   ---------

            SPECIALTY STORES (1.3%)
  101,500   Copart, Inc.*                                              1,350
                                                                   ---------

            TRADING COMPANIES & DISTRIBUTORS (1.9%)
  118,800   MSC Industrial Direct Co., Inc. "A"*                       1,926
                                                                   ---------

12

P O R T F O L I O
=================---------------------------------------------------------------
                  of INVESTMENTS
                  (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

                                                                      MARKET
   NUMBER                                                              VALUE
OF SHARES   SECURITY                                                   (000)
----------------------------------------------------------------------------
            TRUCKING (1.9%)
   19,750   Landstar System, Inc.*                                 $   1,971
                                                                   ---------
            Total common stocks and warrants (cost: $100,614)         99,304
                                                                   ---------

PRINCIPAL                                                             MARKET
   AMOUNT                                                              VALUE
    (000)   SECURITY                                                   (000)
----------------------------------------------------------------------------
            MONEY MARKET INSTRUMENT(9.0%)

 $  9,249   SSgA Prime Money Market Fund, 1.75%(b)
             (cost: $9,249)                                            9,249
                                                                    --------

            TOTAL INVESTMENTS (COST: $109,863)                      $108,553
                                                                    ========

N O T E S
=========-----------------------------------------------------------------------
          to Portfolio of INVESTMENTS

USAA SMALL CAP STOCK FUND
JULY 31, 2002

GENERAL NOTES
--------------------------------------------------------------------------------

         Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

         The percentages shown represent the percentages of the investments to net assets and, in total, may not equal 100%. Investments in foreign securities were 5.8% of net assets at July 31, 2002.

SPECIFIC NOTES
--------------------------------------------------------------------------------

             (a) Creative Host Services has been designated as an illiquid security and valued using methods determined by the Fund's investment manager under valuation procedures approved by the Board of Directors. The security is also considered by the Manager to be restricted due to trading constraints. At July 31, 2002, this security represented less than 0.01% of the Fund's net assets.

             (b) Rate represents the annualized seven-day yield at July 31,
                 2002.

             * Non-income-producing security for the year ended July 31, 2002.

             SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

14

S T A T E M E N T
=================---------------------------------------------------------------
                  of ASSETS and LIABILITIES
                  (in thousands)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

ASSETS

  Investments in securities, at market value (identified cost of $109,863)     $108,553
  Cash                                                                                8
  Receivables:
     Capital shares sold                                                             47
     USAA Investment Management Company                                              58
     Dividends and interest                                                          74
     Securities sold                                                              1,370
                                                                               --------
       Total assets                                                             110,110
                                                                               --------

LIABILITIES

  Securities purchased                                                            7,075
  Capital shares redeemed                                                            78
  USAA Transfer Agency Company                                                       28
  Accounts payable and accrued expenses                                              39
                                                                               --------
     Total liabilities                                                            7,220
                                                                               --------
       Net assets applicable to capital shares outstanding                     $102,890
                                                                               ========

NET ASSETS CONSIST OF:

  Paid-in capital                                                              $124,429
  Accumulated net realized loss on investments                                  (20,229)
  Net unrealized depreciation of investments                                     (1,310)
                                                                               --------
       Net assets applicable to capital shares outstanding                     $102,890
                                                                               ========
  Capital shares outstanding                                                     10,703
                                                                               ========
  Authorized shares of $.01 par value                                           100,000
                                                                               ========
  Net asset value, redemption price, and offering price per share              $   9.61
                                                                               ========

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

S T A T E M E N T
=================---------------------------------------------------------------
                  of OPERATIONS
                  (in thousands)

USAA SMALL CAP STOCK FUND
YEAR ENDED JULY 31, 2002

NET INVESTMENT LOSS

  Income:
    Dividends (net of foreign taxes withheld of $1)           $   633
    Interest                                                      148
    Fees from securities loaned                                    16
                                                              -------
      Total income                                                797
                                                              -------
  Expenses:
    Management fees                                               723
    Administrative and servicing fees                             144
    Transfer agent's fees                                         428
    Custodian's fees                                              106
    Postage                                                        66
    Shareholder reporting fees                                     77
    Directors' fees                                                 4
    Registration fees                                              30
    Professional fees                                              39
    Other                                                          17
                                                              -------
      Total expenses before reimbursement                       1,634
    Expenses reimbursed                                          (293)
    Expenses paid indirectly                                       (1)
                                                              -------
      Net expenses                                              1,340
                                                              -------
        Net investment loss                                      (543)
                                                              -------

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS

  Net realized loss on investments                             (3,275)
  Change in net unrealized appreciation/depreciation           (4,833)
                                                              -------
      Net realized and unrealized loss                         (8,108)
                                                              -------
Decrease in net assets resulting from operations              $(8,651)
                                                              =======

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

16

S T A T E M E N T S
===================-------------------------------------------------------------
                    of Changes in NET ASSETS
                    (in thousands)

USAA SMALL CAP STOCK FUND
YEARS ENDED JULY 31,

                                                                2002             2001
                                                            -------------------------
FROM OPERATIONS

  Net investment loss                                       $   (543)        $   (892)
  Net realized loss on investments                            (3,275)         (13,156)
  Change in net unrealized appreciation/depreciation
    of investments                                            (4,833)          (7,279)
                                                            -------------------------
    Decrease in net assets resulting from operations          (8,651)         (21,327)
                                                            -------------------------

FROM CAPITAL SHARE TRANSACTIONS

  Proceeds from shares sold                                   55,074           43,848
  Cost of shares redeemed                                    (32,653)         (34,381)
                                                            -------------------------
    Increase in net assets from capital share transactions    22,421            9,467
                                                            -------------------------
Net increase (decrease) in net assets                         13,770          (11,860)

NET ASSETS

  Beginning of period                                         89,120          100,980
                                                            -------------------------
  End of period                                             $102,890         $ 89,120
                                                            =========================

CHANGE IN SHARES OUTSTANDING

  Shares sold                                                  5,258            3,794
  Shares redeemed                                             (3,177)          (2,839)
                                                            -------------------------
    Increase in shares outstanding                             2,081              955
                                                            =========================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements

USAA SMALL CAP STOCK FUND
JULY 31, 2002

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
--------------------------------------------------------------------------------

         USAA MUTUAL FUND, INC. (the Company), registered under the Investment Company Act of 1940, as amended, is a diversified, openend management investment company incorporated under the laws of Maryland consisting of 18 separate funds. The information presented in this annual report pertains only to the USAA Small Cap Stock Fund (the Fund). The Fund's investment objective is long-term growth of capital.

              A. SECURITY VALUATION - The value of each security is determined
                 (as of the close of trading on the New York Stock Exchange on each business day the Exchange is open) as set forth below:

                 1. Portfolio securities, except as otherwise noted, traded primarily on a domestic securities exchange are valued at the last sales price on that exchange. Portfolio securities traded primarily on foreign securities exchanges are generally valued at the closing values of such securities on the exchange where primarily traded. If no sale is reported, the average of the bid and asked prices is generally used depending upon local custom or regulation.

                 2. Over-the-counter securities are priced at the last sales price or, if not available, at the average of the bid and asked prices.

                 3. Securities purchased with maturities of 60 days or less are stated at amortized cost, which approximates market value.

                 4. Securities that cannot be valued by the methods set forth above, and all other assets, are valued in good faith at fair value, using methods determined by USAA Investment Management Company (the Manager), an affiliate of the Fund, under valuation procedures approved by the Company's Board of Directors.

18

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

              B. FEDERAL TAXES - The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

              C. INVESTMENTS IN SECURITIES - Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gain or loss from sales of investment securities is computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

              D. FOREIGN CURRENCY TRANSLATIONS - The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following basis:

                 1. Market value of securities, other assets, and liabilities at the mean between the bid and asked translation rates of such currencies against U.S. dollars on a daily basis.

                 2. Purchases and sales of securities, income, and expenses at the rate of exchange obtained from an independent pricing service on the respective dates of such transactions.

                 Net realized and unrealized foreign currency gains/losses occurring during the holding period of investments are a component of realized gain/loss on investments and unrealized appreciation/depreciation on investments, respectively.

                 Net realized foreign currency gains/losses arise from sales of foreign currency, currency gains/losses realized between the trade

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

                 and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. Net realized foreign currency gains/losses have been reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities other than investments in securities resulting from changes in the exchange rate.

              E. EXPENSES PAID INDIRECTLY - The Fund's custodian bank has agreed to reduce its fees when the Fund maintains a cash balance in the non-interest-bearing custody account. For the year ended July 31, 2002, custodian fee offset arrangements reduced expenses by $1,000.

              F. USE OF ESTIMATES - The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINES OF CREDIT
--------------------------------------------------------------------------------

         The Fund participates with other USAA funds in two joint, short-term, revolving, committed loan agreements totaling $500 million: $400 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager, and $100 million with Bank of America. The purpose of the agreements is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities.

20

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

         Subject to availability under its agreement with CAPCO, the Fund may borrow from CAPCO an amount up to 5% of the Fund's total assets at CAPCO's borrowing rate with no markup. Subject to availability under its agreement with Bank of America, the Fund may borrow from Bank of America, at Bank of America's borrowing rate plus a markup, an amount which, when added to outstanding borrowings under the CAPCO agreement, does not exceed 25% of the Fund's total assets. In addition, the USAA funds which are party to the loan agreements are assessed facility fees in aggregate by Bank of America in an annual amount equal to 0.09% of the $100 million loan agreement whether used or not used, and by CAPCO based on their assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.09% annually of the $400 million loan agreement). The facility fees are allocated among the funds based on their respective average net assets for the period. The Fund had no borrowings under either of these agreements during the year ended July 31, 2002.

(3) DISTRIBUTIONS
--------------------------------------------------------------------------------

         The character of distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

         During the current fiscal year, permanent differences between book and tax basis accounting resulted in reclassifications made to the statement of assets and liabilities to decrease accumulated undistributed net investment loss and decrease paid-in capital by $543,000. This reclassification has no effect on net assets.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

         Total distributions and the character of such distributions may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains and losses as ordinary income for tax purposes and the tax deferral of losses on "wash sale" transactions.

         The Fund did not pay any distributions during the years ended July 31, 2002 and 2001.

         As of July 31, 2002, the components of net assets representing distributable earnings on a tax basis were as follows:

         Accumulated net realized loss on investments       $(20,126,000)
         Unrealized depreciation                              (1,413,000)

         Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2002, the Fund had capital loss carryovers for federal income tax purposes of $20,126,000, which will expire between 2008 and 2010. It is unlikely that the Company's Board of Directors will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been utilized or expire.

(4) INVESTMENT TRANSACTIONS
--------------------------------------------------------------------------------

         Cost of purchases and proceeds from sales of securities, excluding short-term securities, for the year ended July 31, 2002, were $204,924,000 and $183,666,000, respectively.

         The cost of securities at July 31, 2002, for federal income tax purposes, was $109,966,000.

22

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

         Gross unrealized appreciation and depreciation of investments as of July 31, 2002, for federal income tax purposes, were $3,835,000 and $5,248,000, respectively, resulting in net unrealized depreciation of $1,413,000.

(5) LENDING OF PORTFOLIO SECURITIES
--------------------------------------------------------------------------------

         The Fund may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loan continuously with cash collateral in an amount at least equal, at all times, to the fair value of the securities loaned. Cash collateral is invested in high-quality short-term investments. The Fund retains a portion of income from the investment of cash received as collateral. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. The Fund had no securities on loan as of July 31, 2002.

(6) TRANSACTIONS WITH MANAGER
--------------------------------------------------------------------------------

              A. MANAGEMENT FEES - The Manager carries out the Fund's investment policies and provides portfolio management oversight of the Fund's assets managed by the subadviser. Beginning with the month ending July 31, 2002, the investment management fee for the Fund is composed of a base fee and a performance adjustment that increases or decreases the base fee depending upon the performance of the Fund relative to the performance of the Lipper Small-Cap Core Funds Index, which tracks the total return performance of the 30 largest funds within the Lipper Small-Cap Core Funds category. The Fund's base fee is accrued

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

                 daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets.

                 The performance adjustment is calculated monthly by comparing the Fund's performance to that of the Lipper index over the performance period. For the month ending July 31, 2002, the performance period consists of the previous 12-month period. A new month will be added to the performance period each month thereafter until the performance period consists of the previous 36 months. Thereafter, the performance period will consist of the current month plus the previous 35 months.

                 The annual performance adjustment rate is multiplied by the average net assets of the Fund over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is then added to (in the case of overperformance) or subtracted from (in the case of underperformance) the base fee, as referenced in the following chart:

OVER/UNDER PERFORMANCE             ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)               AS A % OF THE FUND'S AVERAGE NET ASSETS
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                 +/- 0.04%
+/- 4.01% to 7.00%                 +/- 0.05%
+/- 7.01% and greater              +/- 0.06%

(1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%.

                 During the year ended July 31, 2002, the Fund paid the Manager total management fees of $723,000, which included a performance fee of $5,000.

24

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

              B. ADVISORY ARRANGEMENTS - On June 26, 2002, the Company's Board
                 of Directors (the Board) approved proposals by the Manager to restructure the manner in which the Fund's assets are managed by having one or more unaffiliated subadvisers directly manage the Fund's investments, subject to oversight by the Manager and the Board. The Board terminated the existing investment advisory agreement between the Fund and the Manager (Former Agreement) and approved both a new interim investment advisory agreement with the Manager (Interim Agreement) and an interim investment subadvisory agreement (Interim Subadvisory Agreement) between the Manager and Eagle Asset Management, Inc. (Eagle). These interim agreements took effect on June 28, 2002.

                 Under the Interim Agreement, the Manager serves as manager and investment adviser for the Fund and provides portfolio management oversight of the Fund's assets managed by Eagle, rather than directly managing the Fund's assets. The Fund pays the Manager at the same fee rate under the Interim Agreement that it paid under the Former Agreement (see Note (6) A). Under the Interim Subadvisory Agreement, Eagle directs the investment and reinvestment of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Eagle a subadvisory fee.

                 The Interim Agreement and the Interim Subadvisory Agreement typically will terminate 150 days after the date the Former Agreement terminated. Thus, the Board will ask shareholders of the Fund to approve a new investment advisory agreement (Proposed Agreement) between the Fund and the Manager and an investment subadvisory agreement (Subadvisory Agreement) between the Manager and Eagle at a meeting to be held on October 18, 2002.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

              C. ADMINISTRATIVE AND SERVICING FEES - The Manager provides certain administrative and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% of the Fund's average net assets. During the year ended July 31, 2002, the Fund paid the Manager administrative and servicing fees of $144,000.

              D. EXPENSE LIMITATION - The Manager has voluntarily agreed to limit the Fund's annual operating expenses to 1.40% of the Fund's average net assets, after the effect of any custodian fee offset arrangements, and will reimburse the Fund for all expenses in excess of that amount through November 30, 2002, which for the year ended July 31, 2002, equaled $293,000.

              E. TRANSFER AGENT'S FEES - USAA Transfer Agency Company, d/b/a
                 USAA Shareholder Account Services, an affiliate of the Manager, provides transfer agent services to the Fund based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. During the year ended July 31, 2002, the Fund paid USAA Transfer Agency Company transfer agent's fees of $428,000.

              F. UNDERWRITING SERVICES - The Manager provides exclusive
                 underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(7) TRANSACTIONS WITH AFFILIATES
--------------------------------------------------------------------------------

         Certain directors and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated directors or Fund officers received compensation from the Fund.

26

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

(8) FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                                      PERIOD ENDED
                                                             YEAR ENDED JULY 31,          JULY 31,
                                                         -----------------------------------------
                                                             2002           2001              2000*
                                                         -----------------------------------------
Net asset value at beginning of period                   $  10.34        $ 13.17          $  10.00
                                                         -----------------------------------------
Income (loss) from investment operations:
     Net investment loss                                     (.06)(a)       (.11)(a)          (.10)(a)
     Net realized and unrealized gain (loss)                 (.67)         (2.72)             3.27
                                                         -----------------------------------------
Total from investment operations                             (.73)         (2.83)             3.17
                                                         -----------------------------------------
Net asset value at end of period                         $   9.61        $ 10.34          $  13.17
                                                         =========================================
Total return (%)                                            (7.06)        (21.49)            31.70
Net assets at end of period (000)                        $102,890        $89,120          $100,980
Ratio of expenses to average net assets (%)**                1.40(b)        1.46(b)           1.43
Ratio of expenses to
     average net
     assets excluding
     reimbursements (%)**                                    1.71(b)         N/A               N/A
Ratio of net investment
     loss to average
     net assets (%)**                                        (.57)         (1.00)             (.77)
Portfolio turnover (%)                                     200.14         145.32             36.73

 *  Fund commenced operations August 2, 1999.
**  For the year ended July 31, 2002, average net assets were $95,804,000.
(a) Calculated using average shares. For the year ended July 31, 2002, average shares were 9,436,000.
(b) Reflects total expenses prior to any custodian fee offset arrangement, which had no impact on these ratios.

N O T E S
=========-----------------------------------------------------------------------
          to FINANCIAL Statements
          (continued)

USAA SMALL CAP STOCK FUND
JULY 31, 2002

(9) CHANGE OF INDEPENDENT AUDITORS (UNAUDITED)
--------------------------------------------------------------------------------

         On May 29, 2002, based on the recommendation of the Company's Audit Committee, the Company's Board of Directors determined not to retain KPMG LLP (KPMG) as the Fund's independent auditors and voted to appoint Ernst & Young LLP for the fiscal year ended July 31, 2002. KPMG served as the Fund's independent auditors since the Fund's inception on August 2, 1999. From that date through the fiscal year ended July 31, 2001, KPMG's audit reports contained no adverse opinion or disclaimer of opinion; nor were KPMG's reports qualified or modified as to uncertainty, audit scope, or accounting principle. Further, through May 29, 2002, there were no disagreements between the Fund and KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

28

D I R E C T O R S '
==================--------------------------------------------------------------
                   INFORMATION

DIRECTORS* AND OFFICERS OF THE COMPANY
--------------------------------------------------------------------------------

         The Company has six Officers and a Board of Directors. These Officers and Directors supervise the business and affairs of the USAA family of funds. The Board of Directors is responsible for the general oversight of the Funds' business and for assuring that the Funds are managed in the best interests of each Fund's respective shareholders. The Board of Directors periodically reviews the Funds' investment performance as well as the quality of other services provided to the Funds and their shareholders by each of the Fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Director shall be fifteen (15) years or until the Director reaches age 70. All members of the Board of Directors shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Directors can be filled by the action of a majority of the Directors, provided that at least two-thirds of the Directors have been elected by the shareholders.

         Set forth below are the Directors and Officers of the USAA family of funds, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Directors of the USAA family of funds consisting of four registered investment companies offering 39 individual Funds as of July 31, 2002. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

         If you would like more information about the Funds' Directors, you may call 1-800-531-8181 to request a free copy of the Funds' statement of additional information (SAI).

         * FOR SIMPLICITY THROUGHOUT THIS SECTION, THE BOARDS OF DIRECTORS AND BOARDS OF TRUSTEES OF THE FOUR LEGAL ENTITIES THAT CONSTITUTE THE USAA FAMILY OF FUNDS WILL BE IDENTIFIED AS THE BOARD OF DIRECTORS.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

INTERESTED DIRECTORS(1)
--------------------------------------------------------------------------------

         ROBERT G. DAVIS(2)
         Director and Chairman of the Board of Directors
         Date of Birth: November 1946

         President and Chief Executive Officer of United Services Automobile Association (USAA) (4/00-present); President and Chief Operating Officer of USAA (6/99-3/00); Director of USAA (2/99-present); Deputy Chief Executive Officer for Capital Management of USAA (6/98-5/99); President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Capital Corporation (CAPCO) and several of its subsidiaries and affiliates (1/97-present); and President, Chief Executive Officer, Director, and Chairman of the Board of Directors of USAA Financial Planning Services (1/97-present). Mr. Davis serves as a Director/Trustee and Chairman of the Boards of Directors/ Trustees of the USAA family of funds. Mr. Davis has served in his capacity as Director since December 1996. He also serves as a Director and Chairman of the Boards of Directors of USAA IMCO, USAA Life Insurance Company, USAA Federal Savings Bank, and USAA Real Estate Company (RealCo).

         CHRISTOPHER W. CLAUS(2)
         Director, President, and Vice Chairman of the Board of Directors Date of Birth: December 1960

         President and Chief Executive Officer, Director, and Vice Chairman of the Board of Directors, IMCO (2/01-present). Senior Vice President of Investment Sales and Service, IMCO (7/00-2/01); Vice President, Investment Sales and Service, IMCO (12/94-7/00). Mr. Claus serves as President, Director/Trustee, and Vice Chairman of the Boards of Director/Trustee of the USAA family of funds. Mr. Claus has served in his capacity as Director since February 2001. He also serves as President, Director, and Chairman of the Board of Directors of USAA Shareholder Account Services. He also holds the Officer position of Senior Vice President of USAA Life Investment Trust, a registered investment company offering five individual Funds.

30

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

NON-INTERESTED DIRECTORS
--------------------------------------------------------------------------------

         BARBARA B. DREEBEN(3, 4, 5, 6)
         Director
         Date of Birth: June 1945

         President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben serves as Director/Trustee of the USAA family of funds. Mrs. Dreeben has served in her capacity as Director since January 1994. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         ROBERT L. MASON, PH.D.(3, 4, 5, 6)
         Director
         Date of Birth: July 1946

         Institute Analyst, Southwest Research Institute (3/02-present); Staff Analyst, Southwest Research Institute (9/98-3/02); Manager, Statistical Analysis Section, Southwest Research Institute (8/75-9/98), which focuses on the fields of technological research. Dr. Mason serves as a Director/Trustee of the USAA family of funds. Dr. Mason has served in his capacity as Director since January 1997. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         MICHAEL F. REIMHERR(3, 4, 5, 6)
         Director
         Date of Birth: August 1945

         President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr serves as a Director/Trustee of the USAA family of funds. Mr. Reimherr has served in his capacity as Director since January 2000. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

         LAURA T. STARKS, PH.D.(3, 4, 5, 6)
         Director
         Date of Birth: February 1950

         Charles E. and Sarah M. Seay Regents Chair Professor of Finance, University of Texas at Austin (9/96-present); Sarah Meadows Seay Regents Professor of Finance, University of Texas of Austin (9/94-9/96). Dr. Starks serves as a Director/Trustee of the USAA family of funds. Dr. Starks has served in her capacity as Director since May 2000. Dr. Starks holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         RICHARD A. ZUCKER(2, 3, 4, 5, 6)
         Director
         Date of Birth: July 1943

         Vice President, Beldon Roofing and Remodeling (7/85-present).
         Mr. Zucker serves as a Director/Trustee of the USAA family of funds. Mr. Zucker has served in his capacity as Director since January 1992. Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

         (1) INDICATES THOSE DIRECTORS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

         (2) MEMBER OF EXECUTIVE COMMITTEE

         (3) MEMBER OF AUDIT COMMITTEE

         (4) MEMBER OF PRICING AND INVESTMENT COMMITTEE

         (5) MEMBER OF CORPORATE GOVERNANCE COMMITTEE

         (6) THE ADDRESS FOR ALL NON-INTERESTED DIRECTORS IS THAT OF THE USAA FUNDS, P.O. BOX 659430, SAN ANTONIO, TX 78265-9430.

32

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

         CLIFFORD A. GLADSON
         Vice President
         Date of Birth: November 1950

         Vice President, Fixed Income Investments, IMCO (12/99-present); Assistant Vice President, Fixed Income Investments, IMCO (11/94-12/99). Mr. Gladson also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

         STUART WESTER
         Vice President
         Date of Birth: June 1947

         Vice President, Equity Investments, IMCO (1/99-present); Vice President, Investment Strategy and Analysis, CAPCO (6/96-1/99). Mr. Wester also holds the Officer position of Vice President of the USAA family of funds and of USAA Life Investment Trust, a registered investment company offering five individual Funds.

         MICHAEL D. WAGNER
         Secretary
         Date of Birth: July 1948

         Senior Vice President, CAPCO General Counsel (01/99-present); Vice President, Corporate Counsel, USAA (1982-01/99). Mr. Wagner serves as Vice President, Secretary, and Counsel, IMCO and USAA Shareholder Account Services; Secretary of the USAA family of funds; and Vice President, Corporate Counsel for various other USAA subsidiaries and affiliates.

.. . . C O N T I N U E D
=======================---------------------------------------------------------
                        INFORMATION

         MARK S. HOWARD
         Assistant Secretary
         Date of Birth: October 1963

         Senior Vice President, Securities Counsel & Compliance, IMCO (1/02-present); Vice President, Securities Counsel & Compliance, IMCO (7/00-1/02); Assistant Vice President, Securities Counsel, USAA (2/98-7/00); and Executive Director, Securities Counsel, USAA (9/96-2/98). Mr. Howard serves as Assistant Secretary for IMCO, USAA Shareholder Account Services; USAA Financial Planning Services; the USAA family of funds; and USAA Life Investment Trust, a registered investment company offering five individual Funds.

         DAVID M. HOLMES
         Treasurer
         Date of Birth: June 1960

         Senior Vice President, Senior Financial Officer, IMCO (6/01-present); Vice President, Senior Financial Officer, USAA RealCo (12/97-5/01); Assistant Vice President, Capital Markets, RealCo (1/96-12/97). Mr. Holmes serves as Treasurer of the USAA family of funds; and Senior Vice President, Senior Financial Officer of USAA Shareholder Account Services.

         ROBERTO GALINDO, JR.
         Assistant Treasurer
         Date of Birth: November 1960

         Assistant Vice President, Mutual Fund Analysis & Support, IMCO; (10/01-present); Executive Director, Mutual Fund Analysis & Support, IMCO (6/00-10/01); Director, Mutual Fund Analysis, IMCO (9/99-6/00); Vice President, Portfolio Administration, Founders Asset Management LLC (7/98-8/99); Assistant Vice President, Director of Fund & Private Client Accounting, Founders Asset Management LLC (7/93-7/98). Mr. Galindo serves as Assistant Treasurer for the USAA family of funds.

         (1) INDICATES THOSE OFFICERS WHO ARE EMPLOYEES OF USAA INVESTMENT MANAGEMENT COMPANY OR AFFILIATED COMPANIES AND ARE CONSIDERED "INTERESTED PERSONS" UNDER THE INVESTMENT COMPANY ACT OF 1940.

34

NOTES
=====---------------------------------------------------------------------------

                  DIRECTORS    Robert G. Davis, CHAIRMAN OF THE BOARD
                               Christopher W. Claus, VICE CHAIRMAN OF THE BOARD
                               Barbara B. Dreeben
                               Robert L. Mason, Ph.D.
                               Michael F. Reimherr
                               Laura T. Starks, Ph.D.
                               Richard A. Zucker

        INVESTMENT ADVISER,    USAA Investment Management Company
               UNDERWRITER,    9800 Fredericksburg Road
            AND DISTRIBUTOR    San Antonio, Texas 78288

             TRANSFER AGENT    USAA Shareholder Account Services
                               9800 Fredericksburg Road
                               San Antonio, Texas 78288

                  CUSTODIAN    State Street Bank and Trust Company
                               P.O. Box 1713
                               Boston, Massachusetts 02105

       INDEPENDENT AUDITORS    Ernst & Young LLP
                               100 West Houston St., Suite 1900
                               San Antonio, Texas 78205

                  TELEPHONE    Call toll free - Central Time
           ASSISTANCE HOURS    Monday - Friday, 7 a.m. to 10 p.m.
                               Saturday, 8:30 a.m. to 5 p.m.
                               Sunday, 10:30 a.m. to 7 p.m.

             FOR ADDITIONAL    1-800-531-8181, in San Antonio 456-7200
          INFORMATION ABOUT    For account servicing, exchanges,
               MUTUAL FUNDS    or redemptions
                               1-800-531-8448, in San Antonio 456-7202

            RECORDED MUTUAL    24-hour service (from any phone)
          FUND PRICE QUOTES    1-800-531-8066, in San Antonio 498-8066

                MUTUAL FUND    (from touch-tone phones only)
          USAA TOUCHLINE(R)    For account balance, last transaction, fund
                               prices, or to exchange or redeem fund shares
                               1-800-531-8777, in San Antonio 498-8777

            INTERNET ACCESS    USAA.COM

THROUGH OUR ONGOING EFFORTS TO REDUCE EXPENSES, YOUR REPORT MAILINGS ARE STREAMLINED. WE DEVELOP MAILING LISTS USING CRITERIA SUCH AS ADDRESS, MEMBER NUMBER, AND SURNAME TO SEND ONE REPORT TO EACH HOUSEHOLD INSTEAD OF SENDING A REPORT TO EVERY REGISTERED OWNER. THIS PRACTICE IS DESIGNED TO REDUCE DUPLICATE COPIES AND SAVE PAPER AND POSTAGE COSTS TO THE FUND. IF YOU PREFER NOT TO PARTICIPATE IN STREAMLINING AND WOULD LIKE TO CONTINUE RECEIVING ONE REPORT PER REGISTERED ACCOUNT OWNER, PLEASE CALL US AND WE WILL BEGIN YOUR INDIVIDUAL DELIVERY WITHIN 30 DAYS OF YOUR REQUEST.

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

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